SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 29, 2003
                                                         -----------------


                            DA CONSULTING GROUP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



     Texas                         00-24055                  76-0418488
----------------               ----------------            ---------------
(State  or  other               (Commission  File          (IRS  Employer
 jurisdiction  of               Number)                    Identification  No.)
 incorporation)



              5847 San Felipe, Suite 1100, Houston, Texas    77057
            ----------------------------------------------  --------
           (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (713) 361-3000


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Item 3.  Bankruptcy or Receivership.
         ---------------------------

         On December 29, 2003, DA Consulting Group, Inc. announced that it has filed voluntary petitions for itself and its U. S. subsidiary DA Consulting Group (USA), Inc. under Chapter 7 of the United States Code in United States Bankruptcy Court in Houston, Texas (the "Chapter 7 Cases").

         The Chapter 7 Case for DA Consulting Group, Inc. has been assigned to Judge Karen K. Brown and designated as Case No. 03-48128-H4-7. The Chapter 7 Case for DA Consulting Group (USA), Inc. has been assigned to Judge Wesley W. Steen and has been designated as Case No. 03-48131-H2-7. On December 29, 2003, Randy W. Williams, Esquire, of Houston, Texas, was appointed as the Chapter 7 Trustee with respect to each Chapter 7 Case.

         Our press release concerning the Chapter 7 Cases, dated December 29, 2003, is included as an exhibit to this Report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.              Description
         -----------              -----------

           99.1                   Press Release dated December 29, 2003




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                               DA  CONSULTING  GROUP,  INC.
                                           ---------------------------------
                                                   (Registrant)



                                           By    /s/  DENNIS  FAIRCHILD
                                              ------------------------------
                                                 Dennis Fairchild
                                                 Senior Vice President and
                                                   Chief Financial Officer as
                                                   of December 29, 2003
Dated: January 22, 2004

                            DA CONSULTING GROUP, INC.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit  No.          Description
-----------           -----------


99.1                  Press Release dated December 29, 2003





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